U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2013 (September 19, 2013)

Mobiquity Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or jurisdiction of incorporation or organization)

000-51160

(Commission File Number)

11-3427886

(I.R.S. Employer Identification Number)

600 Old Country Road, Suite 541, Garden City, NY 11530

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (516) 256-7766

Ace Marketing & Promotions, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure

On September 19, 2013, the Company issued a press release, a copy of which is appended hereto.

On September 20, 2013, the Company issued a press release, a copy of which is appended hereto.

Item 9.01.       Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release dated September 19 2013 regarding a change in the corporate name. (Filed herewith.)
99.2.	Press Release dated September 20, 2013 regarding Insidious Chapter 2. (Filed herewith).

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOBIQUITY TECHNOLOGIES, INC.

Dated: September 20, 2013	By: /s/ Dean L. Julia
Dean L. Julia, Co-Chief Executive Officer